Exhibit 10.8


Pacific Amber Resources, Ltd.


May 11, 2000


Mr. Thornton J. Donaldson
President
Uranium Power Corporation
Suite 206 - 475 Howe Street
Vancouver, B.C.
V6C 2B3

Re:      Termination of the Property Option Agreement
         Athabasca Basin, Uranium properties, Saskatchewan

This is to advise you that Pacific Amber Ltd. wishes to withdraw from the Property Option Agreement of March 24, 1999.

It is understood that Pacific Amber has fulfilled all the obligations under the said agreement.

Please sign a duplicate copy of this letter and return it to us at your earliest convenience.


                                             Yours truly,
                                             PACIFIC AMBER RESOURCES LTD.


                                             /s/ Hiro Ogata
                                             ------------------------------
                                             Hiro Ogata, President

Acknowledged by,
URANIUM POWER CORPORATION


/s/ Thornton J. Donaldson
-------------------------------
Thornton J. Donaldson